EXHIBIT 99

[GOLDMAN SACHS LOGO]

                                                   GSAMP 2002 WMC-1
                                               Portfolio Summary Report
                                           Prepared by Goldman, Sachs & Co.




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

Pg Pool Classification          Loans        Principal Balance       Curr WAC   Orig WAM     Am WAM     St WAM    COMOLTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
0001 All Loans                  3,038          $455,063,511.61        8.554      341.55      356.80     340.18     91.03     639.891
------------------------------------------------------------------------------------------------------------------------------------
 *** TOTALS ***                 3,038          $455,063,511.61

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
Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

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
[GOLDMAN SACHS LOGO]

                           Project: GSAMP 2002 WMC-1
                              Deal Name All Loans


           Principal         Curr    Orig
Loans        Balance          WAC     WAM     Am WAM   St WAM St Age 1st Cap Per Cap  Life Ca  Mtr 7/0  Margin  _Minra  SUBOLTV
------------------------------------------------------------------------------------------------------------------------------------
3,038      $455,063,511.61    8.554  341.55   356.80   340.18   0.38    1.602   1.000   14.670  23.40    5.965   8.183  75.28


(Table Continued)

Loans      COMOLTV PP Rter   FICO
---------------------------------
3,038     91.03   23.05    639.891

------------------------------------------------------------------------------------------------------------------------------------



Current Rate              Principal Balance                         Orig Term                         Rem Term
------------------------------------------------------------------------------------------------------------------------------------
5-5.9%      0.40          $0 - $50,000                4.36           180      10.17        121 - 180 Mths       10.17
6-6.9%     12.12          $50,000 - $100,00          11.45           240       0.11        181 - 240 Mths        0.11
7-7.9%     35.17          $100,000 - $150,0          14.26           360      89.72        301 - 360 Mths       89.72
8-8.9%     26.80          $150,000 - $200,0          15.55
9-9.9%     12.37          $200,000 - $250,0          14.93
10-10.9%    4.87          $250,001 - $275,0           5.74
11-11.9%    4.01          $275,001 - $350,0          13.00
12-12.9%    2.03          $350,001 - $450,0          11.75
13-13.9%    1.87          $450,001 - $550,0           5.33
14-14.9%    0.36          $550,001 - $650,0           2.73
                          $650,001 - $750,0           0.88



(Table Continued)

Current Rate                       AM WAM                        Age
-------------------------------------------------------------------------------
5-5.9%      0.40        Missing               0.03            0     64.91
6-6.9%     12.12         121 - 180 Mths       0.78            1     33.17
7-7.9%     35.17         181 - 240 Mths       0.27            2      1.50
8-8.9%     26.80         241 - 300 Mths       0.04            3      0.38
9-9.9%     12.37         301 - 360 Mths      98.88            5      0.04
10-10.9%    4.87         361 - 420 Mths       0.01
11-11.9%    4.01
12-12.9%    2.03
13-13.9%    1.87
14-14.9%    0.36


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--------------------------------------------------------------------------------


Geography                              City                              Zip                             Property Type
------------------------------------------------------------------------------------------------------------------------------------
California           59.21             LOS ANGE       4.93               94080                0.69       SINGLE FAM           70.74
Arizona               4.32             SAN DIEG       1.62               91364                0.65       PUD DET              11.71
Florida               3.57             LONG BEACH     1.20               91344                0.62       CONDO                 8.84
New York              3.21             OXNARD         1.06               93030                0.50       2-4 FAMILY            6.63
Texas                 2.51             PHOENIX        1.02               91304                0.50       PUD ATT               1.99
Virginia              2.50             SIMI VAL       0.90               93033                0.50       MAN HOUSING           0.09
Pennsylvani           2.43             SAN JOSE       0.81               90045                0.50                             0.01
Massachuset           2.14             LAS VEGA       0.78               95132                0.47
Colorado              2.01             VENTURA        0.74               93063                0.46
Illinois              1.92             MESA           0.74               91342                0.45
Michigan              1.87             WOODLAND       0.73               93065                0.44
Georgia               1.68             SOUTH SA       0.69               91335                0.43
*More*               12.60             *More*        84.78              *More*               93.79



(Table Continued)

Geography                          Nbr Units                Purpose                                       Subj OLTV
---------------------------------------------------------------------------------------------------------------------------
California           59.21         1         93.49         Purchase             60.67         Missing          0.06
Arizona               4.32         2          3.68         Cash out Refi        33.44         0.01-50.00      10.39
Florida               3.57         4          1.73         Rate/Term Ref         5.89         50.01-60.0       1.54
New York              3.21         3          1.11                                            60.01-70.0       4.47
Texas                 2.51                                                                    70.01-75.0       5.60
Virginia              2.50                                                                    75.01-80.0      49.69
Pennsylvani           2.43                                                                    80.01-85.0       9.15
Massachuset           2.14                                                                    85.01-90.0      11.65
Colorado              2.01                                                                    90.01-95.0       6.78
Illinois              1.92                                                                    95.01-100.       0.68
Michigan              1.87
Georgia               1.68
*More*               12.60



(Table Continued)

Geography                                        Comb OLTV
-----------------------------------------------------------
California           59.21            0.01-50.00       0.79
Arizona               4.32            50.01-60.0       1.35
Florida               3.57            60.01-70.0       4.30
New York              3.21            70.01-75.0       3.80
Texas                 2.51            75.01-80.0      10.52
Virginia              2.50            80.01-85.0       9.05
Pennsylvani           2.43            85.01-90.0      12.66
Massachuset           2.14            90.01-95.0      12.37
Colorado              2.01            95.01-100.      45.17
Illinois              1.92
Michigan              1.87
Georgia               1.68
*More*               12.60

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-----------------------------------------------------------
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


Occupancy                                        FICO                              Doc
----------------------------------------------------------------------------------------------------
Owner Occu     95.21                    Missing          0.04           Full Doc             44.57
Investment      3.67                    500-539          5.86           Streamlined          25.28
Second Hom      1.12                    540-559          4.05           Stated Doc           16.16
                                        560-579          5.09           Alt Doc               6.62
                                        580-599          7.37           Lite Doc              3.92
                                        600-619         10.71           Limited Doc           3.35
                                        620-639         15.32                                 0.10
                                        640-659         16.99
                                        660-679         11.68
                                        680-699          7.78
                                        700-719          6.06
                                        720-739          3.88
                                        *More*           5.17



(Table Continued)

Occupancy                                      Amort              Grade
--------------------------------------------------------------------------------
Owner Occu 95.21                        2/28 ARM    72.97       A         26.62
Investment 3.67                         3/27 ARM     5.43       A-        14.59
Second Hom 1.12                         Fixed       21.60       AA        43.31
                                                                B          8.56
                                                                B+         5.43
                                                                C          1.49






Margins                                1st Rate Cap      Per Rate Cap             1st Rate Adj Dt                 Life Adj Cap
-----------------------------------------------------------------------------------------------------------------------------------
Missing              21.66           .         21.60     .      21.60            .          21.60        N/A                  21.66
0.01-3.00             0.06          1.00        0.24    1.00    78.40         FEB2003        0.24        9.00- 9.49%           0.06
3.01-5.00            13.23          1.50       72.73                          MAR2004        0.04        11.00-11.49%          0.05
5.01-6.00            32.27          3.00        5.43                          MAY2004        0.23        11.50-11.99%          0.03
6.01-6.50            15.43                                                    JUN2004        1.06        12.00-12.49%          0.42
6.51-7.00             7.22                                                    JUL2004       23.48        12.50-12.99%          1.22
7.01-7.50             3.87                                                    AUG2004       47.79        13.00-13.49%         10.83
7.51-8.00             5.43                                                    SEP2004        0.16        13.50-13.99%          7.64
8.01-8.50             0.53                                                    MAY2005        0.05        14.00-14.49%         21.24
8.51-9.00             0.31                                                    JUN2005        0.11        14.50-14.99%          7.10
                                                                              JUL2005        2.32        15.00-15.49%         15.32
                                                                              *More*         2.93        *More*               14.43


(Table Continued)

Margins             Prepay Months         Sect 32             Balloons
--------------------------------------------------------------------------------
Missing          0.00        13.69        N    99.83             190.58
0.01-3.00        12.00         4.69       Y     0.17          Y    9.42
3.01-5.00        24.00        65.29
5.01-6.00        36.00        10.86
6.01-6.50        60.00         5.47
6.51-7.00
7.01-7.50
7.51-8.00
8.01-8.50
8.51-9.00




Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.
